Exhibit 32.1

CEO CERTIFICATION OF QUARTERLY REPORT

I, D. Michael Wilson, President and Chief Executive Officer of Ingevity Corporation (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:

1. the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 4, 2016

/S/ D. MICHAEL WILSON
D. Michael Wilson
President and Chief Executive Officer